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                                                                   EXHIBIT 10.14


                                      NOTE

$25,000,000                                                        June 20, 2000
                                                               Chicago, Illinois

         THIS NOTE (this "NOTE") is made as of the date stated above by, Wilson Investors - California, LLC a Delaware limited liability company ("BORROWER"), whose address is 199 First Street, Suite 200, San Francisco, California 94105,
Attn: Tom Sullivan, and is payable to the order of Equity Office Properties Management Corp., a Delaware corporation ("LENDER"), whose address is Two North Riverside Plaza, Chicago, Illinois 60606.

         1. PROMISE TO PAY. For value received, Borrower hereby promises to pay to the order of Lender or any subsequent holder hereof in accordance with
SECTION 9.8 hereof and pursuant to endorsement, at Lender's office at the address hereinabove specified or such other place as Lender, may from time to time designate in writing to Borrower, the principal amount of $25,000,000 (the "MAXIMUM LOAN AMOUNT") or such lesser sum as actually advanced by Lender hereunder, together with interest thereon and other amounts payable hereunder, all in accordance with the provisions hereinafter specified. The recording by Lender in its books and records of the amount outstanding under this Note shall, absent manifest error, constitute prima facie evidence of the amount outstanding under this Note, provided, however, that Borrower shall have the right to obtain a written estoppel statement from Lender as provided in the Loan Agreement.

         2. CERTAIN DEFINED TERMS. All capitalized terms in this Note not otherwise defined herein shall have the same respective meaning as in that certain Amended and Stated Operating Agreement No. 1 (the "MASTER AGREEMENT") of Wilson/Equity Office, LLC ("WEO") between EOP Investor, L.L.C. and Wilson Investors - California, LLC dated as of August 1, 2000, as it may be amended from time to time. In addition, the following terms have the following meanings:

         "ADVANCE" means any borrowing hereunder.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois, are authorized or required by law to close and, if the applicable Business Day relates to the LIBOR, means such a day on which dealings are carried on in the applicable London interbank market.

         "DEFAULT RATE" shall mean the Loan Rate plus 4.0%.

         "EVENT OF DEFAULT" shall have that meaning ascribed to it in SECTION 8.

         "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "LOAN" means an extension of credit by Lender to Borrower under this Note, the amount of which is deemed to be the total amount of principal, interest and other amounts owed by Borrower to Lender hereunder from time to time.


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         "LOAN AGREEMENT" means that certain Loan Agreement between Borrower and
Lender dated as of the date hereof.

         "LOAN DOCUMENTS" means this Note, the Security Agreement and the Loan Agreement.

         "LOAN RATE" means a rate of 15% per annum.

         "MATURITY DATE" means the date which is the earlier to occur of (i) completion of the Winding Up Period (as defined in the Master Agreement), or
(ii) the distribution to WEO of substantially all of the proceeds from the disposition of the Last Project (as defined in the Master Agreement).

         "OBLIGORS" means Borrower, each guarantor hereof, if any, and any and all others who are now or may become liable for all or part of the obligations of Borrower under this Note; provided, however, that Borrower and Lender understand that as of the date hereof, Borrower is the only Obligor.

         "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "SECURITY AGREEMENT" shall mean that certain Security Agreement between Borrower and Lender dated as of the date hereof.

         3. ADVANCES. From time to time, Borrower may request that Lender fund Advances of all or a portion of the amount of any Capital Call that WEO may issue to Borrower. Borrower shall be deemed to have automatically requested an Advance to fund the amount of any such Capital Call unless Borrower otherwise notifies Lender within five business days after such Capital Call. It shall be a condition precedent to Lender's obligation to fund such Advances that Borrower have made capital contributions totaling at least $10,780,000 to WEO. Such Advances shall be repaid on the terms and conditions set forth herein. Provided that the amount of all requested Advances plus the outstanding principal amount of the Loan does not exceed the Maximum Loan Amount, Advances shall be funded to the account of WEO specified in writing by Borrower within three Business Days after either (i) Borrower's deemed request as provided above or (ii) if Borrower elects not to be deemed to have made an automatic request, receipt of Borrower's telephonic request therefor (provided written confirmation is received by Lender on the following Business Day) if such receipt is made by 1:00 p.m., Chicago time, on that Business Day, or on the following Business Day, if the request is made later, but, if reasonably possible, no later than the last date upon which a contribution to WEO is required by Borrower under any Capital Call. All requests for Advances (other than automatic deemed requests and those made telephonically) and confirmations thereof shall be given pursuant to the notice provisions of the Master Agreement; provided, however, that Borrower need only send notices to the EOP Additional Notice Person and Vice President - Development Investments of EOPOP or such substitute persons as Lender may designate from time to time. Borrower shall be deemed to have remade all of its representations and warranties herein at the time of any Advance. It shall be a condition precedent to Lender's obligation to make such Advance that all of such representations and warranties be true at the time of such Advance and that up to the time of such advance Borrower have complied with all of its covenants hereunder and that Borrower shall have complied in all material respects with all of its covenants under the Master Agreement. Notwithstanding anything to the contrary herein, Lender shall have no obligation to fund any amounts hereunder following the occurrence of a Dissolution Event or if the Borrower is in the Winding Up Period or if Borrower is not required to make a capital contribution to WEO with respect to such amounts.


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         4. INTEREST ON THE LOAN.

                  4.1 INTEREST.

                           4.1.1 Every day the Loan shall bear interest on the
outstanding principal amount thereof at a rate per annum equal to the Loan Rate.

                           4.1.2 Notwithstanding SECTION 4.1.1, while any Event
of Default exists or after acceleration, Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of the Loan and all other amounts outstanding under the Note, at the Default Rate.

                  4.2 COMPUTATION OF INTEREST. All computations of interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest shall accrue during each period during which interest is computed from the first day thereof to the last day thereof. Each determination of an interest rate by Lender shall be conclusive and binding on Borrower in the absence of manifest error.

                  4.3 PAYMENTS OF INTEREST AND PRINCIPAL.

                           4.3.1 DEFINITIONS.

                           4.3.1.1 "AGGREGATE DISTRIBUTIONS AMOUNT" means, with
respect to each Distribution, the cumulative total amount of Distributions from the date of this Note through the date of each Distribution, to be recalculated at the time of each Distribution.

                           4.3.1.2 "AGGREGATE INCOME OFFSET AMOUNT" means the
sum of all of the Income Offset Amounts for all of the tax years from the date of the Note through the date of the current Distribution. The "INCOME OFFSET AMOUNT" for each such tax year shall be an amount equal to (a) the Capital Gains Rate for such tax year multiplied by (b) the amount of interest and obligations paid by Borrower pursuant to this Note (including with respect to the current Distribution) in such tax year other than (i) principal payments made by Borrower and (ii) interest amounts that are capitalized by Borrower and are therefore not deductible. The Aggregate Income Offset Amount shall be recalculated at the time of each Distribution.

                           4.3.1.3 "AGGREGATE PERMITTED HOLDBACK AMOUNT" means
an amount equal to the sum of: (i) all of the Ordinary Income Holdback Amounts for all of the tax years from the date of the Note through the date of the current Distribution; plus (ii) all of the Capital Gains Income Holdback Amounts for all of the tax years from the date of the Note through the date of the current Distribution; plus (iii) the amount of payments to Borrower by WEO of the Specified Project Allocation Amount pursuant to Section 5.7.4 of the Master Agreement. The "ORDINARY INCOME HOLDBACK AMOUNT" for each such tax year shall be an amount equal to (a) the Ordinary Income Rate for such tax year multiplied by
(b) that portion of the Ordinary Income Allocations Amount allocable to such tax year. The "CAPITAL GAINS INCOME HOLDBACK AMOUNT" for each such tax


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year shall be an amount equal to (x) the Capital Gains Rate for such tax year multiplied by (y) that portion of the Long Term Capital Gain Allocations Amount allocable to such tax year. The "built in gain" relating to the contribution and subsequent sale of the First & Howard Project shall not increase the Aggregate Permitted Holdback Amount by more than $2,700,000. The Aggregate Permitted Holdback Amount shall be recalculated at the time of each Distribution.

                           4.3.1.4 "CAPITAL GAINS RATE" means, for any tax year,
27.440%, as adjusted for any change in the applicable maximum combined California and federal income tax rates on long term capital gains (including any change in applicable rules which has the effect of increasing or decreasing such rates) applicable to California residents

                           4.3.1.5 "DISTRIBUTIONS" means all amounts received by
Borrower (i) from WEO as Distributable Capital Proceeds or Distributable Cash Flow under the Master Agreement that Borrower has not recontributed to WEO pursuant to its obligations under the Master Agreement, (ii) from WEO pursuant to Section 12.3.4 of the Master Agreement, and (iii) as distributions from any Project Entity on any B Unit transferred to Borrower. A distribution of the B Unit to Wilson pursuant to Section 11 of the Master Agreement shall not be considered a Distribution.

                           4.3.1.6 "EXCESS DISTRIBUTION AMOUNT" means, with
respect to each Distribution, the amount (to be determined at the time of each Distribution) by which (i) the Aggregate Distributions Amount minus Excess Distributions Amounts previously paid to Lender exceeds (ii) the Net Permitted Holdback Amount.

                           4.3.1.7 "NET PERMITTED HOLDBACK AMOUNT" means, with
respect to each Distribution, the Aggregate Permitted Holdback Amount minus the Aggregate Income Offset Amount. The Net Permitted Holdback Amount shall be recalculated at the time of each Distribution.

                           4.3.1.8 "ORDINARY INCOME ALLOCATIONS AMOUNT" means,
from the date of this Note through the date of any Distribution, the aggregate amount of taxable ordinary income or short term capital gains allocated to Borrower by WEO, plus the amount of taxable ordinary income or short term capital gains allocated to Borrower with respect to distributions from any EOP Project entity on a B Unit that has been transferred to Borrower, provided, however, that income allocated to Borrower with respect to payments of the Specified Project Allocation Amount pursuant to Section 5.7.4 of the Master Agreement shall be excluded.

                           4.3.1.9 "ORDINARY INCOME RATE" means, for any tax
year, 48.1172%, as adjusted for any change in the applicable maximum combined California and federal income tax rates on ordinary income and short terms capital gains (including any change in applicable rules which has the effect of increasing or decreasing such rates) applicable to California residents


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                           4.3.1.10 "LONG TERM CAPITAL GAIN ALLOCATIONS AMOUNT"
means, from the date of this Note through the date of any Distribution, the amount of taxable long term capital gain allocated to Borrower by WEO plus the amount of taxable long term capital gain allocated to Borrower with respect to distributions from any EOP Project Entity on a B Unit that has been transferred to Borrower, provided, however, that income allocated to Borrower with respect to payments of the Specified Project Allocation Amount pursuant to Section 5.7.4 of the Master Agreement shall be excluded.

                           4.3.2 ALLOCATION COMPUTATIONS. In computing the
amount of taxable ordinary income, short term capital gains and long term capital gains allocated to Borrower by WEO, (i) Borrower shall cause WEO to reasonably characterize and estimate income as ordinary income, short term capital gain, or long term capital gain on a cumulative basis (so that gains are netted against losses) between the date of this Note and the date WEO is making the characterization (which shall be done at the time of each Distribution), and
(ii) returns of capital shall not be characterized as any of ordinary income, short term capital gain, or long term capital gain.

                           4.3.3 PAYMENT. Unless and until all amounts
outstanding hereunder have been paid in full, Borrower shall pay to Lender the Excess Distribution Amount with respect to each Distribution, with the balance (the "PERMITTED HOLDBACK") of each Distribution to be retained by Borrower, or, at the election of Borrower, to be further distributed by Borrower to its members. All payments under this SECTION 4.3 by Borrower to Lender shall be applied first to accrued and unpaid interest and other obligations outstanding hereunder, with the remaining amount, if any, to be applied to the principal amount then outstanding. Any interest that has accrued and is not paid on the first Business Day after the end of the calendar month following such accrual, shall be added to the outstanding principal balance of the Loan.

         5. REPAYMENT OF LOAN.

                  5.1 LOAN MATURITY. The unpaid principal balance of this Note, all accrued and unpaid interest thereon and all other obligations of Borrower hereunder, if not sooner declared to be due in accordance with the terms hereof, shall be due and payable on the Maturity Date.

                  5.2 MANNER AND APPLICATION OF PAYMENTS. All payments hereunder shall be made in lawful money of the United States which shall be legal tender for public and private debts at the time of payment and shall be applied first to late charges and Lender's enforcement costs hereunder, then to other amounts payable hereunder, then to interest and finally to principal. Payments in federal funds immediately available in the place designated for payment received by Lender prior to 2:00 p.m. local time at such place of payment shall be credited prior to close of business, while other payments may, at the option of Lender, not be credited until immediately available to Lender in federal funds in the place designated for payment prior to 2:00 p.m. local time at such place of payment on a day on which Lender is open for business. Borrower shall make the payments described in the first sentence of SECTION 4.3.3 by causing WEO to pay such amounts directly to Lender.


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                  5.3 PREPAYMENT.

                           5.3.1 RIGHT TO PREPAY. Borrower may from time to
time, prepay the principal of any Loan without any premium or penalty provided Borrower complies with the provisions of this Section 5.3. No amount prepaid or otherwise repaid by Borrower may be reborrowed.

                           5.3.2 PREPAYMENTS INCLUDE INTEREST. All such payments
shall be applied first to accrued and unpaid interest and other obligations outstanding hereunder, with the remaining amount, if any, to be applied to the principal amount then outstanding.

                           5.3.3 NOTICE OF PREPAYMENT. Borrower shall notify
Lender of any prepayment contemporaneously with such prepayment.

         6. SECURITY.

                  6.1 THE COLLATERAL. The Collateral (as defined in the Security Agreement) shall secure all amounts that are or may become due and payable hereunder or pursuant to the Loan Documents. Borrower shall be permitted to retain (or distribute to its members) any Permitted Holdbacks.

                  6.2 DISTRIBUTION OF B UNIT. In the Event WEO distributes the B Unit in any EOP Project to Borrower, (i) such B Unit shall serve as additional collateral for this Note, and (ii) any proceeds from, or distribution on account of, such B Unit shall be used (and Borrower shall cause such proceeds or distribution to be used) to repay amounts owed under this Note pursuant to
SECTION 4.3.1.9 as if such proceeds or distributions were amounts received from WEO as distributions (e.g., subject to the terms of Section 4.3).

         7. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower represents, warrants and covenants that:

                  7.1 AUTHORIZATION. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary action and do not and will not (a) require any consent or approval of the members, partners or stockholders of any entity, or the consent of any Governmental Authority, or (b) as of the date hereof (or after the date hereof if it would have a material adverse effect upon Borrower or its ability to pay any amount hereunder, as determined by Lender in its sole and absolute discretion) violate any provision of any indenture, contract, agreement or instrument to which Borrower is a party or by which it is bound. The Loan Documents executed by Borrower constitute valid, binding and enforceable obligations of Borrower in accordance with their terms, subject to the enforcement of involuntary bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights' and to general equitable principles.

                  7.2 DISPOSITION OR ENCUMBRANCE. Borrower will not pledge, lien, encumber, sell or otherwise transfer or dispose of any Collateral except as expressly


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permitted under SECTION 6.1, any of the Loan Documents or Sections 5.5 or 10.2.3
of the Master Agreement (to the extent, if any, applicable).

                  7.3 BOOKS AND RECORDS; ACCESS. Borrower will permit the Lender or its respective designees to examine Borrower's books and records with respect to Borrower and make extracts therefrom and copies thereof at reasonable times and from time to time, and Borrower will furnish such information and reports to the Lender as the Lender may reasonably request from time to time.

                  7.4 ASSETS AND LIABILITIES. As of the date hereof, Borrower's sole asset is its membership interest in WEO. Borrower shall not acquire any assets other than such membership interest and the Excluded Items (as defined in the Security Agreement). Borrower has no liabilities other than (i) legal, administrative, and accounting costs incurred in the ordinary course of business, and in connection with the formation of Borrower; (ii) those liabilities contemplated by the Master Agreement and its exhibits, including but not limited to Section 5.5.1 of the Master Agreement; and (iii) liabilities disclosed to Lender in writing prior to the date hereof (or the date of such Advance) which taken as a whole do not have a material adverse effect upon Borrower or its ability to pay any amount owed hereunder, as determined by Lender in its sole absolute discretion. Borrower shall not intentionally incur any liabilities, except for those described in clauses (i) and (ii) of this
SECTION 7.4.

                  7.5 NOTICE OF DEFAULT. Promptly upon any Wilson Principal becoming aware of the existence of any Event of Default, Borrower will give notice to the Lender that such Event of Default exists, stating the nature thereof, the period of existence thereof, and what action Borrower proposes to take with respect thereto.

                  7.6 NO DEFAULT. As of the date hereof, and the date of any Advance, except for matters disclosed to Lender in writing and which taken as a whole do not have a material adverse effect upon Borrower or upon its ability to pay any amount owed hereunder, as determined by Lender in its sole and absolute discretion, there exists no violation of, or default (with or without notice or lapse of time, or both) under, or event giving rise to a right of termination, cancellation or acceleration (including pursuant to any put right) of any material obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets or property, or right of first refusal (other than that which may exist pursuant to Section 11 of the Master Agreement) with respect to any asset or property (any such conflict, violation, default, right of termination, cancellation or acceleration, loss, creation or right of first refusal, a "VIOLATION") of any term, condition or provision of (i) the certificate of formation or operating agreement of Borrower, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license to which Borrower is now a party or by which Borrower or any of the Collateral is bound, or (iii) any judgment, order, decree, statute, law, ordinance, rule, regulation, writ or injunction.

                  7.7 TAXES. As of the date hereof, and the date of any Advance, except for matters disclosed to Lender in writing prior to the date hereof (or the date of such


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Advance) and which taken as a whole do not have a material adverse effect upon
Borrower or its ability to pay any amount owed hereunder, as determined by Lender in its sole absolute discretion, Borrower has duly and timely paid (or there has been paid on its behalf) all Taxes (as defined below) that are due, except for Taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been established in Borrower's most recent unaudited financial statements in accordance with generally accepted accounting principles. With respect to any period for which Taxes are not yet due with respect to Borrower, Borrower has made due and sufficient current accruals for such Taxes in its most recent financial statements in accordance with generally accepted accounting principles. Borrower has withheld and paid all Taxes required by all applicable laws to be withheld or paid in connection with any amounts paid or owing to any employee, creditor, independent contractor, stockholder or other third party. The term "TAXES" shall mean any net income, alternative or add-on minimum, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding on amounts paid by Borrower, payroll, employment, excise, production, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest and/or any penalty, addition to tax or additional amount imposed by any taxing authority.

                  7.8 LITIGATION. As of the date hereof, and the date of any Advance, except for matters disclosed to Lender in writing and which taken as a whole do not have a material adverse effect upon Borrower or upon its ability to pay any amount owed hereunder, as determined by Lender in its sole and absolute discretion, there is no suit, action or proceeding pending or, to the knowledge of Borrower, threatened against Borrower, nor is there any material judgment, decree, unfunded settlement, conciliation agreement, letter of deficiency, award, temporary restraining order, injunction, rule or order of any governmental entity or arbitrator outstanding against Borrower.

                  7.9 DISTRIBUTIONS TO MEMBERS. Except as expressly permitted by
SECTION 6.1, Borrower shall not make any distribution or payment to any of its members unless Borrower has paid to Lender all amounts outstanding under this Note.

                  7.10 USE OF PROCEEDS. The proceeds of this Note may only be used by Borrower to contribute capital to WEO pursuant to a Capital Call and Borrower shall so use such proceeds.

         8. DEFAULTS AND REMEDIES. If: (i) Borrower fails to pay when due any amount payable hereunder to Lender within five days after notice of such failure; (ii) Borrower shall breach or be in violation of any representation, warranty or covenant hereunder (other than a breach described in clause (i)) which can be cured by the payment of money to a party other than Lender and such breach or violation is not cured within 30 days after notice of such failure;
(iii) Borrower shall breach or be in violation of any representation, warranty or covenant hereunder which cannot be cured by the payment of money and such breach or violation is not cured within 30 days, provided that if such breach or violation cannot, because of its nature, be cured with said 30 day period, then if Borrower commences curing such breach or violation within said 30 day period and diligently


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continues to attempt such cure, Borrower shall have up to an additional 90 days to complete such cure; (iv) there shall occur under any of the Loan Documents, an "Event of Default" (as defined in such document); or (v) Borrower's acts or omissions result in an Event of Default under, and as defined in, the Master Agreement; then in any such event (each of which is herein referred to as an "Event of Default"), at the election of Lender, the principal balance of the Note remaining unpaid together with interest accrued thereon shall become at once due and payable, without notice, at the place aforesaid and Lender hereof shall have the right to pursue any and all other legal remedies to which it is entitled pursuant to any Loan Document and applicable law. Failure to exercise said option, howsoever often, shall not constitute a waiver of the right to exercise the same thereafter.

                  8.1 EXPENSES INCURRED BY LENDER. Borrower shall pay to Lender in addition to all other amounts due hereunder all reasonable attorneys' fees, costs and expenses and all other fees, costs and expenses incurred by Lender in connection with any of: (i) Lender's attempt to collect any sums due under this Note, whether or not legal proceedings are instituted by Lender, (ii) any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Note, (iii) any other proceedings whatsoever affecting this Note, or any of the other Loan Documents, and (iv) the preparation and negotiation of the Loan Documents.

                  8.2 NATURE OF REMEDIES. Lender's remedies under this Note, and all of the Loan Documents shall be cumulative and concurrent and may be pursued singly, successively, or together against any or all of Borrower and any other Obligors, or against any Collateral, and Lender may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Lender's sole discretion. Failure of Lender, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of the Event of Default or in the event of any subsequent Event of Default. Lender shall not by any other omission or act be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in connection with one Event of Default shall not be construed as continuing or as a bar to or waiver of any right or remedy in connection with a subsequent Event of Default.

                  8.3 ACCELERATION OF MATURITY. At any time after the occurrence of any Event of Default, at the option of Lender, (i) the entire principal balance under this Note, together with interest accrued thereon and all other indebtedness hereunder (including all costs incurred by Lender in connection with such Event of Default), shall without further notice become immediately due and payable and (ii) Borrower shall not have the right to obtain any additional Advances.

         9. MISCELLANEOUS.

                  9.1 NOTICES. All notices given under this Note shall be given as provided in the Master Agreement.


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                  9.2 CHOICE OF LAW AND FORUM. This Note has been negotiated and delivered, and the proceeds of the Loan evidenced hereby shall be disbursed in, Chicago, Illinois, and shall be governed by and construed in accordance with the internal laws of the State of Illinois without reference to: (i) its judicially or statutorily pronounced rules regarding conflict of laws or choice of law;
(ii) where any other instrument is executed or delivered; (iii) where any payment or other performance required by any such instrument is made or required to be made; (iv) where any breach of any provision of any such instrument occurs, or any cause of action otherwise accrues; (v) where any action or other proceeding is instituted or pending; (vi) the nationality, citizenship, domicile, principal place of business, or jurisdiction or organization or domestication of any party; (vii) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the State of Illinois; or (viii) any combination of the foregoing. As a further inducement to Lender to advance funds as contemplated hereby, Borrower recognizes that Lender's principal office is located in Chicago, Illinois and that Lender may be irreparably harmed if required to institute or defend any actions against Borrower in any jurisdiction other than the Northern District of Illinois or Cook County, Illinois; therefore, Borrower irrevocably: (a) agrees that any suit, action or other legal proceeding relating to this Note and/or the Loan may be brought in the Northern District of Illinois, if federal jurisdiction is available, and, otherwise, in the Circuit Court of Cook County at Lender's option; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which Borrower may have to the laying of venue in any such suit, action or proceeding in either such court; and
(d) agrees to join Lender in any petition for removal to either such court brought by Lender.

                  9.3 INTERPRETATION. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Note are for convenience only and do not define or limit any terms or provisions. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Note. Time is of the essence in the performance of this Note by Borrower. The language of this Note shall be construed as a whole according to its fair meaning, and not strictly for or against any party.

                  9.4 WAIVERS AND CONSENTS BY OBLIGORS. Each of the Obligors jointly and severally (i) waives and renounces any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced hereby or by an extension or renewal hereof,
(ii) waives presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest, (iii) waives all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder, except as may be otherwise provided herein or in the Loan Documents, (iv) waives any and all lack of diligence and delays in the enforcement of the payment hereof, (v) agrees that the liability of each of the Obligors shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender with respect hereto, (vi) consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof, and (vii) consents to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agrees that the addition of any such obligors or security shall not affect the liability of any of the Obligors for the payment hereof.

                  9.5 BUSINESS LOAN. Borrower hereby represents that the proceeds of the Loans will be used for the purposes specified in 815 ILCS 205/4, as amended, and that the indebtedness evidenced hereby constitutes a "business loan" within the purview of that section.

                  9.6 INTEREST LAWS. It being the intention of Lender and Borrower to comply with the laws of the State of Illinois, it is agreed that notwithstanding any provision to the contrary in this Note or any of the other Loan Documents, no such provision shall require the payment or permit the collection of any amount ("EXCESS INTEREST") in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note, or any of the other Loan Documents, then in such event (i) the provisions of this paragraph shall govern and control, (ii) neither Borrower nor any of the other Obligors shall be obligated to pay any Excess Interest, (iii) any Excess Interest that Lender may have received hereunder shall, at the option of Lender, be (a) applied as a credit against the then outstanding principal balance of the applicable Loan, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (b) refunded to the payer thereof, or (c) any combination of the foregoing, (iv) the interest rate payable hereunder shall be automatically subject to reduction to the maximum lawful contract rate allowed under the applicable usury laws of the aforesaid State, and this Note and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the interest rate, and (v) neither Borrower nor any of the other Obligors shall have any action against Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest.

                  9.7 DISBURSEMENT. Funds representing the proceeds of the Loan which are disbursed by Lender by mail, wire transfer or other delivery to Borrower or to escrows or otherwise for the benefit of Borrower, shall, for all purposes, be deemed outstanding hereunder and to have been received by Borrower as of the date of such mailing, wire transfer or other delivery, and interest shall accrue and be payable upon such funds from and after the date of such wire transfer, mailing or delivery and until repaid, notwithstanding the fact that such funds may not at any time have been remitted by such escrows to Borrower or for its benefit.

                  9.8 SUBSEQUENT HOLDERS. Upon any endorsement, assignment or other transfer of this Note by Lender or by operation of law, the term "Lender" shall mean such endorsee, assignee or other transferee or successor to Lender then becoming the holder of this Note; provided, however, that Lender may only transfer this Note to an Affiliate.

                  9.9 SUBSEQUENT OBLIGORS. This Note and all provisions hereof shall be binding on all persons claiming under or through Borrower. The terms "Borrower" and "Obligors", as used herein, shall include the respective successors, assigns, legal and personal representatives, executors, administrators, devisees, legatees, and heirs of Borrower and any other Obligors.

                  9.10 UNENFORCEABILITY. If any provision of this Note is unenforceable, invalid or contrary to law, or its inclusion herein would affect the validity, legality or enforcement of this Note, such provision shall be limited to the extent necessary to render the same valid or shall be excised from this Note, as the circumstances require, and this Note shall be construed as if said provision had been incorporated herein as so limited or as if said provision had not been included herein, as the case may be.

                  9.11 NO PARTNERSHIP. Nothing contained in this Note shall constitute Borrower and Lender as partners with one another or agents for one another or render either of them liable for any debts or obligations of the other.

                  9.12 EFFECT OF TAXES. Except as provided in SECTION 4.3, all payments of principal and interest hereunder shall be made without deduction for any present and future taxes, levies, imposts, deductions, charges or withholdings (other than any of the foregoing on or measured by the net income of Lender pursuant to the income tax laws of any jurisdiction to which Lender is subject, including but not limited to that of the United States, California, and Illinois, if applicable, which amounts shall be paid by Lender), which amounts shall be paid by Borrower. Borrower will pay, within 10 days after demand by Lender, the amounts necessary so that the gross amount of the principal and interest paid is not less than that required by this Note. All stamp and documentary taxes shall be paid by Borrower. If, notwithstanding the previous three sentences, Lender pays any such taxes, Borrower will reimburse Lender, within 10 days after demand by Lender, for the amount paid (except for any income tax on the net income of Lender which shall be paid solely by Lender as provided in the foregoing parenthetical).

                  9.13 INDEMNITY BY BORROWER. BORROWER HEREBY INDEMNIFIES LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE MEMBERS, PARTNERS, OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS FROM, AND HOLDS EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES ARISE OR ACCRUE DURING THE TIME IN WHICH THE LOAN REMAINS OUTSTANDING AND ARISE FROM OR RELATE TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY OR FROM ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION,

LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING, PROVIDED HOWEVER, THAT NONE OF THE FOREGOING SHALL APPLY AND BORROWER SHALL NOT BE LIABLE OR RESPONSIBLE FOR THE FOREGOING TO THE EXTENT THAT SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES ARISE OUT OF OR BY VIRTUE OF THE EQUITY INTERESTS HELD BY LENDER AND/OR ITS AFFILIATES IN WEO AND/OR A PROJECT ENTITY AND WOULD HAVE ARISEN OR BEEN APPLICABLE IF THE LOAN HAD NOT BEEN MADE. WITHOUT INTENDING TO LIMIT THE REMEDIES AVAILABLE TO LENDER WITH RESPECT TO THE ENFORCEMENT OF ITS INDEMNIFICATION RIGHTS AS STATED HEREIN OR AS STATED IN ANY LOAN DOCUMENT, IN THE EVENT ANY CLAIM OR DEMAND IS MADE OR ANY OTHER FACT COMES TO THE ATTENTION OF LENDER IN CONNECTION WITH, RELATING OR PERTAINING TO, OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, WHICH LENDER REASONABLY BELIEVES MIGHT INVOLVE OR LEAD TO SOME LIABILITY OF LENDER, OTHER THAN THOSE RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDER, BORROWER SHALL, IMMEDIATELY UPON RECEIPT OF WRITTEN NOTIFICATION OF ANY SUCH CLAIM OR DEMAND, ASSUME IN FULL THE PERSONAL RESPONSIBILITY FOR AND THE DEFENSE OF ANY SUCH CLAIM OR DEMAND AND PAY IN CONNECTION THEREWITH ANY LOSS, DAMAGE, DEFICIENCY, LIABILITY OR OBLIGATION, INCLUDING, WITHOUT LIMITATION, LEGAL FEES AND COURT COSTS INCURRED IN CONNECTION THEREWITH, BUT SUBJECT TO THE LIMITATIONS SET FORTH ABOVE. IN THE EVENT OF COURT ACTION IN CONNECTION WITH ANY SUCH CLAIM OR DEMAND, BORROWER SHALL ASSUME IN FULL THE RESPONSIBILITY FOR THE DEFENSE OF ANY SUCH ACTION AND SHALL IMMEDIATELY SATISFY AND DISCHARGE ANY FINAL DECREE OR JUDGMENT RENDERED THEREIN. AFTER SUCH DEMAND BY LENDER TO BORROWER AND BORROWER'S FAILURE TO PAY SAME, LENDER MAY, IN ITS SOLE DISCRETION, MAKE ANY PAYMENTS SUSTAINED OR INCURRED BY REASON OF ANY OF THE FOREGOING; AND BORROWER SHALL IMMEDIATELY REPAY TO LENDER, IN CASH AND NOT WITH PROCEEDS OF THE LOAN, THE AMOUNT OF SUCH PAYMENT, WITH INTEREST THEREON AT THE MAXIMUM RATE OF INTEREST PERMITTED BY APPLICABLE LAW FROM THE DATE OF SUCH PAYMENT. LENDER SHALL HAVE THE RIGHT TO JOIN BORROWER AS A PARTY DEFENDANT IN ANY LEGAL ACTION BROUGHT AGAINST LENDER, AND BORROWER HEREBY CONSENTS TO THE ENTRY OF AN ORDER MAKING BORROWER A PARTY DEFENDANT TO ANY SUCH ACTION.

                  9.14 WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF BORROWER OR LENDER. BORROWER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE

WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. BORROWER FURTHER ACKNOWLEDGES THAT (i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (ii) THIS WAIVER HAS BEEN REVIEWED BY BORROWER AND BORROWER'S COUNSEL AND IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS NOTE AND THE OTHER LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

                  9.15 WAIVER OF FIDUCIARY CLAIMS. BORROWER ACKNOWLEDGES THAT EOPOP INVESTOR, L.L.C., A DELAWARE LIMITED LIABILITY COMPANY, WEO, THE EOP INVESTORS, AND THE PROJECT ENTITIES (COLLECTIVELY, "EQUITY"), ARE AFFILIATES OF LENDER. NEVERTHELESS, BORROWER ACKNOWLEDGES AND AGREES THAT LENDER IS ADVANCING FUNDS TO BORROWER AS EVIDENCED BY THIS NOTE SOLELY IN ITS ROLE AS A THIRD PARTY LENDER, AND THAT THIS NOTE, TOGETHER WITH LENDER'S RIGHT TO EXERCISE ITS REMEDIES AS A LENDER IN THE EVENT OF ANY DEFAULT, IS COMPLETELY SEPARATE FROM LENDER'S INDIRECT INTEREST, THROUGH EQUITY, AS AN INDIRECT OWNER OF CONSTITUENT MEMBERSHIP INTERESTS IN WEO AND THE PROJECT ENTITIES. BORROWER FURTHER ACKNOWLEDGES THAT LENDER WOULD NOT HAVE MADE THE LOAN TO BORROWER WITHOUT THE WAIVER SET FORTH BELOW. THEREFORE, BORROWER, FOR ITSELF AND ON BEHALF OF ALL OF ITS CONSTITUENT MEMBERS, HEREBY WAIVES ANY RIGHT THAT IT OR ANY OF SUCH CONSTITUENT MEMBERS WOULD OTHERWISE HAVE HEREUNDER, UNDER THE FORMATION AND ORGANIZATIONAL DOCUMENTS OF WEO, OR OTHERWISE UNDER ANY LEGAL THEORY BASED UPON STATUTORY OR COMMON LAW, TO BRING ANY CLAIM AGAINST EQUITY, LENDER OR ANY AFFILIATE OF EITHER, ASSERTING THAT LENDER'S ADVANCING FUNDS PURSUANT TO THIS NOTE OR LENDER'S EXERCISE OF ITS RIGHTS OR REMEDIES AS A LENDER HEREUNDER, CONSTITUTES A BREACH BY LENDER OR EQUITY OF ANY FIDUCIARY DUTY TO BORROWER, WEO OR TO THE CONSTITUENT MEMBERS THEREOF. BY INITIALING BELOW, BORROWER ACKNOWLEDGES THAT IT WAS ADVISED BY COMPETENT LEGAL COUNSEL IN REVIEWING THIS PROVISIONS AND THAT IT HAS ELECTED TO WAIVE ITS RIGHTS AND THE RIGHTS OF ITS CONSTITUENT MEMBERS AS PROVIDED ABOVE IN CONSIDERATION OF LENDER'S AGREEMENT TO ADVANCE THE FUNDS EVIDENCED BY THIS NOTE.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

                                         BORROWER:

                                         WILSON INVESTORS - CALIFORNIA, LLC,
                                         a Delaware limited liability company

                                         By:   /s/ TOM SULLIVAN
                                               ------------------------------
                                         Name:     TOM SULLIVAN
                                               ------------------------------
                                         Its:      MANAGER
                                               ------------------------------